                     MAILED TO SHAREHOLDERS ON MAY 15, 2001

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717

                        VIRTUALFUND.COM, INC.

                                                                    May 14, 2001

Dear Shareholder:

              TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

The Special Meeting of VirtualFund.com, Inc. is only a few days away. Your Board of Directors recommends that shareholders vote FOR the removal of Melvin Masters from the Board.

           LEADING SHAREHOLDER ADVISORY SERVICE ALSO RECOMMENDS "FOR"

You should be aware that Institutional Shareholder Services ("ISS"), the nation's leading voting advisory service, also recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the removal of Mr. Masters from the Board. ISS stated, "ISS believes that Mr. Masters acted in breach of his fiduciary duty by disobeying direct, explicit instructions from the board regarding the pursuit of a transaction with Manugistics. Furthermore, ISS believes that the board has grounds for Mr. Masters' removal for cause. We believe it would be in the best interests of shareholders and the company to remove Mr. Masters from the board."

                      PROTECT YOUR INVESTMENT--VOTE TODAY!

Since removal of Mr. Masters from the Board requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important. IF YOU DO NOT VOTE, OR ABSTAIN, IT HAS THE SAME EFFECT AS VOTING TO KEEP MR. MASTERS ON THE BOARD.

According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free Proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Thank you for your support.

Sincerely,

Edward S. Adams          John Cavanaugh
Director                 Director

Timothy R. Duoos         Stephen Fisher
Director                 Director



      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                         AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8352, VirtualFund.Com, Inc.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              [NA.1]
                   Broker:            [Broker]
                   Control Number:    [ControlNum]
                   Number of Shares:  [NumShares]

5. Give the operator your voting preferences, using the proxy text below.

                              VIRTUALFUND.COM, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 18, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

     The undersigned hereby appoints Roger J. Wikner and Edward S. Adams, and each of them, with full power of substitution, as Proxies to represent and vote all shares of Common Stock of VirtualFund.com, Inc. registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Four Points Sheraton Minneapolis Metrodome Hotel, Minneapolis, Minnesota, at 10:30 a.m. (Minneapolis time) on Friday, May 18, 2001, and at any adjournment or postponement thereof, voting as specified below upon the matters set forth in the Company's Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Special Meeting including whether to adjourn or postpone the Special Meeting. The undersigned hereby revokes all proxies previously given with respect to the Special Meeting.

     This proxy when properly executed will be voted as directed herein, or, if no direction is given, will be voted "FOR" Proposal 1.

The Board of Directors recommends that you vote FOR Proposal 1.

PROPOSAL 1:  Removal of Melvin L. Masters from the Board of
             Directors.

             (  ) FOR          (  ) AGAINST        (  ) ABSTAIN

Please give name to the operator exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or legal guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. For stock held in joint tenancy each joint owner should sign.

                     MAILED TO SHAREHOLDERS ON MAY 15, 2001

PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY  11101



CONFIDENTIAL IDENTIFICATION NUMBER:  [CIN]
Your identification number is confidential. It is to assure the operator of your identity.


                              VIRTUALFUND.COM, INC.

                                                                    May 14, 2001


Dear Shareholder:

              TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

The Special Meeting of VirtualFund.com, Inc. is only a few days away. Your Board of Directors recommends that shareholders vote FOR the removal of Melvin Masters from the Board.

           LEADING SHAREHOLDER ADVISORY SERVICE ALSO RECOMMENDS "FOR"

You should be aware that Institutional Shareholder Services ("ISS"), the nation's leading voting advisory service, also recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the removal of Mr. Masters from the Board. ISS stated, "ISS believes that Mr. Masters acted in breach of his fiduciary duty by disobeying direct, explicit instructions from the board regarding the pursuit of a transaction with Manugistics. Furthermore, ISS believes that the board has grounds for Mr. Masters' removal for cause. We believe it would be in the best interests of shareholders and the company to remove Mr. Masters from the board."

                      PROTECT YOUR INVESTMENT--VOTE TODAY!

Since removal of Mr. Masters from the Board requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important. IF YOU DO NOT VOTE, OR ABSTAIN, IT HAS THE SAME EFFECT AS VOTING TO KEEP MR. MASTERS ON THE BOARD.

According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free Proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Thank you for your support.

Sincerely,

Edward S. Adams             John Cavanaugh
Director                    Director

Timothy R. Duoos            Stephen Fisher
Director                    Director


      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                         AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8351, VirtualFund.Com, Inc.

3.  State your name, address and telephone number.

4.  State your Confidential Identification Number and Number of
    Shares as shown below:

          Confidential Identification Number:  [CIN]

          Number of Shares:  [NumShares]

5. Give the operator your voting preferences, using the proxy text below.


                              VIRTUALFUND.COM, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 18, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

     The undersigned hereby appoints Roger J. Wikner and Edward S. Adams, and each of them, with full power of substitution, as Proxies to represent and vote all shares of Common Stock of VirtualFund.com, Inc. registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Four Points Sheraton Minneapolis Metrodome Hotel, Minneapolis, Minnesota, at 10:30 a.m. (Minneapolis time) on Friday, May 18, 2001, and at any adjournment or postponement thereof, voting as specified below upon the matters set forth in the Company's Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Special Meeting including whether to adjourn or postpone the Special Meeting. The undersigned hereby revokes all proxies previously given with respect to the Special Meeting.

     This proxy when properly executed will be voted as directed herein, or, if no direction is given, will be voted "FOR" Proposal 1.

The Board of Directors recommends that you vote FOR Proposal 1.

PROPOSAL 1:  Removal of Melvin L. Masters from the Board of
             Directors.

             (  ) FOR          (  ) AGAINST        (  ) ABSTAIN

Please give name to the operator exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or legal guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. For stock held in joint tenancy each joint owner should sign.